UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 200549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 15, 2004

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA	92806

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 —Corporate Governance and Management

Item 5.02      Departure of Principal Officers; Appointment of Principal Officers.

        As previously reported in the Current Report on Form 8-K filed by New Horizons Worldwide, Inc. (the “Company”) on September 22, 2004, Robert S. McMillan resigned from his position as Chief Financial Officer of the Company effective today, October 15, 2004. Mr. McMillan will be pursuing another opportunity with the franchisor Relax The Back Corporation as Chief Operating Officer and Chief Financial Officer.

        Thomas J. Bresnan, President and Chief Executive Officer of the Company, has been appointed to serve as interim Chief Financial Officer while a search for a successor to Mr. McMillan is conducted.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date	October 15, 2004
		By	/s/ Thomas J. Bresnan
Thomas J. Bresnan
President and Chief Executive Officer